EXHIBIT 24.1

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS THAT each person whose signature appears below does hereby constitute and appoint Constantine Iordanou, John D. Vollaro and Louis T. Petrillo, and each of them, as his or her true and lawful attorney-in-fact and agent and in his or her name, place, and stead, and in any and all capacities, to sign his or her name to the Registration Statement of Arch Capital Group Ltd., a Bermuda company, on Form S-3 under the Securities Act of 1933, as amended (the “Securities Act”), and to any and all amendments or supplements thereto (including any post-effective amendments), and to any registration statement relating to the offering covered by such registration statement and filed pursuant to Rule 462(b) under the Securities Act, with all exhibits thereto and other documents in connection therewith, and to cause the same to be filed with the Securities and Exchange Commission, and does hereby grant unto said attorneys and each of them full power and authority to do and perform any act and thing necessary and proper to be done in the premises, as fully and to all intents and purposes as the undersigned could do if personally present, and the undersigned hereby ratifies and confirms all that said attorneys or any one of them shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney on the dates indicated.

Signature	Title	Date

/s/ Constantine Iordanou	President and Chief Executive Officer	February 26, 2009
Constantine Iordanou	(Principal Executive Officer) and Director

/s/ John D. Vollaro	Executive Vice President and Chief	February 26, 2009
John D. Vollaro	Financial Officer (Principal Financial
Officer and Principal Accounting Officer)

/s/ Wolfe “Bill” H. Bragin	Director	February 26, 2009
Wolfe “Bill” H. Bragin

/s/ John L. Bunce, Jr.	Director	February 26, 2009
John L. Bunce, Jr.

/s/ Sean D. Carney	Director	March 27, 2009
Sean D. Carney

/s/ Paul B. Ingrey	Chairman and Director	February 26, 2009
Paul B. Ingrey

/s/ Kewsong Lee	Director	February 26, 2009
Kewsong Lee

Signature	Title	Date

/s/ James J. Meenaghan	Director	February 26, 2009
James J. Meenaghan

/s/ John M. Pasquesi	Vice Chairman and Director	February 26, 2009
John M. Pasquesi

/s/ Robert F. Works	Director	February 26, 2009
Robert F. Works